INDEPENDENT AUDITORS' REPORT

TO:   THE PARTNERS OF:
      ARABIAN RECAB FOR TRADING CO. LTD.
      (A Saudi limited Liability Company)

We have reviewed the accompanying balance sheet of ARABIAN RECAB FOR TRADING CO. LTD. (a Saudi limited liability company) as of September 30, 2005 and the related statements of income, changes in partners' equity and cash flows for the ninth months period then ended. These interim financial statements are the responsibility of the Company's management and were presented to us with all the information and explanations which we requested.

Our review was accordance with the Interim Financial Reporting Standard issued by the Statements on Standards for Accounting and Review Services. A review consists principally of applying analytical procedures to financial data and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with generally accepted auditing standards, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

Based on our limited review, we are not aware of any material modifications that should be made to the accompanying interim financial statements for the period ended September 30, 2005 to be in conformity with generally accepted accounting standards.

                                                  AlAzem, AlSudairy & AlNemer
                                                 Certified Public Accountants
                                              Affiliate of Horwath International

                                                      Abdullah M. Alazem
                                                        License No. 335

4 Dhul-Qa'ada 1426H (December 6, 2005)
Riyadh, Saudi Arabia

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                       ARABIAN RECAB FOR TRADING CO. LTD.
                       (A Saudi limited Liability Company)
                            BALANCE SHEET (UNAUDITED)
                               SEPTEMBER 30, 2005
                                  (U.S Dollars)

ASSETS

                                                                     30/09/2005
                                                                    ------------
Current Assets:
         Cash and bank balances                                           72,106
         Accounts receivable, net (Note 3)                            12,546,055
         Inventory (Note 2b)                                           1,320,650
         Prepayments and other assets (Note 4)                         3,195,163
                                                                    ------------

              Total current assets                                    17,133,974

     Due from Affiliates, net (Note 5)                                 6,566,109
     Investment in Affiliated Companies (Notes 2c and 6)                 176,267
     Deferred Installment interest, net (Notes 2d and 7)               5,321,789
     Property and Equipment, net (Notes 2e and 8a)                    11,759,010
     Project Under Progress (Note 10)                                    514,892
                                                                    ------------

                                                                      41,472,041

LIABILITIES AND PARTNERS' EQUITY

     Current Liabilities:
         Short terms Note payable (Note 11)                            8,655,857
         Accounts payable                                              6,307,075
         Accrued expenses and other liabilities (Note 12)              2,955,550
                                                                    ------------

              Total current liabilities                               17,918,482

     Long terms Note payable (Note 11)                                10,328,282
     End of Service Benefits (Note 2g)                                   488,829
                                                                    ------------

              Total liabilities                                       28,735,593
                                                                    ------------

     Partners' Equity:
         Capital (Note 13)                                            10,666,667
         Statutory reserve (Note 14)                                     106,667
         Retained earnings                                             1,963,114
                                                                    ------------

              Total partners' equity                                  12,736,448
                                                                    ------------

                                                                      41,472,041
                                                                    ============

   The accompanying notes are an integral part of these financial statements

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                       ARABIAN RECAB FOR TRADING CO. LTD.
                       (A Saudi limited Liability Company)
                         STATEMENT OF INCOME (UNAUDITED)
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2005
                                  (U.S Dollars)

                                                                 From 1/1/2005
                                                                  To 30/9/2005
                                                                ---------------

Revenue (Notes 2h and 15)                                            13,063,234

Costs of revenue                                                    (10,017,391)

         Gross income                                                 3,045,843

Selling and marketing expenses (Notes 2i and 16)                     (1,096,025)

General and administrative expenses (Notes 2i and 17)                  (913,732)

Amortization of deferred installment                                   (240,458)

Other income, net (Note 2h)                                              76,315
                                                                ---------------

         Net income for the period                                      871,943
                                                                ===============

    The accompanying notes are an integral part of these financial statements

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                       ARABIAN RECAB FOR TRADING CO. LTD.
                       (A Saudi limited Liability Company)
              STATEMENT OF CHANGES IN PARTNERS' EQUITY (UNAUDITED)
                     FOR THE PERIOD ENDED SEPTEMBER 30, 2005
                                  (U.S Dollars)

                                                                 From 1/1/2005
                                                                  To 30/9/2005
                                                                ---------------

Capital
     Beginning of the period                                            213,333
     Capital increase                                                10,453,334
                                                                ---------------

     End of the period                                               10,666,667
                                                                ---------------

Statutory reserve                                                       106,667

Retained earnings:
     Beginning of the period                                          1,091,171
     Net income for the period                                          871,943
                                                                ---------------

     End of the period                                                1,963,114
                                                                ---------------

Total Partners' Equity                                               12,736,448
                                                                ===============

    The accompanying notes are an integral part of these financial statements

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                       ARABIAN RECAB FOR TRADING CO. LTD.
                       (A Saudi limited Liability Company)
                          NOTES TO FINANCIAL STATEMENTS
                  FOR THE YEAR PERIOD ENDED SEPTEMBER 30, 2005
                                  (U.S Dollars)

1.    GENERAL

      Arabian Recab for Trading Co. Ltd. is a limited liability company operating in the Kingdom of Saudi Arabia under Commercial Registration No. 1010150978 issued in Riyadh and dated 18/5/1419H (Corresponding to 9/9/1998).

      The accompanying financial statements represent the combined financial statements as of December 31,2003 as follows:

      o Building Materials Division operating under Commercial Registration No. 1010150978 issued in Riyadh and dated 18/5/1419H (Corresponding to 9/9/1998), to practice the whole sale and retail trading in motor vehicles, spare parts, heavy equipment and its spare parts, maintenance of the heavy equipment, buying land to construct up buildings for investment purposes through selling or renting these building, general construction activities of roads, water, sewage, dams, electro-mechanical works, ornamentation, decoration and general buildings constructions

      o Transportation Division (Ministrial license No. 68 dated 28/3/1420H Corresponding to 12/7/1999), to practice school transportation. (Ministrial license No. 2532 dated 4/3/1421H Corresponding to 7/6/2000), to practice land transport of goods and belongings. And operating under Sub Commercial Registration No. 1010150978/003 issued in Riyadh and dated 12/7/1421H (Corresponding to 10/10/2000).

      o Trading Branch operating under Commercial Registration No. 1010150978/005 issued in Riyadh (Traffic department letter No. 7/2/7/5262 dated 28/10/1421H Corresponding to 23/1/2001), to practice buying and selling of motor vehicles, trucks, and equipment.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The interim financial statements are prepared in accordance with generally accepted accounting principles in Saudi Arabia and the Interim Financial Reporting Standard and the same accounting principles used to prepare the yearly financial statements.. The following is a summary of Company's significant accounting policies:

      a)    Accounting Convention --

            These accompanying financial statement have been prepared under the historical cost convention using accrual basis and going concern concept.

      b)    Inventory --

            Inventories are stated at the lower of cost or estimated net realizable value. Cost is arrived at using the weighted average method. Appropriate provision is made for obsolete and slow moving inventories, if any.

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      c)    Investments in Affiliated Companies --

            Investments in Affiliated Companies represent owner's investment of 50% and above for using equity method, accounted based on the last financial statements for these companies.

      d)    Deferred Installment interest expenses-

            Deferred Installment interest expenses are amortized using the straight-line method with percentage 10 % annually.

      e)    Property and equipment --

            Property and equipment are stated at cost net of accumulated depreciation. Depreciation is computed using the straight-line method over the estimated useful lives of the assets based on the following annual percentage rates:

              Heavy equipments                                  5 - 15%
              Transportation vehicles                               10%
              Buses                                            10 - 25%
              Machinery and equipment                         7.5 - 20%
              Decoration                                        3 - 15%
              Motor vehicles                                   10 - 25%
              Furniture and fixtures                          2.5 - 20%
              Electrical equipments and Computers                   20%
              Air conditions                                   10 - 20%
              Office equipment                                 10 - 25%
              Prefabricated houses                                  10%
              Tools                                                 25%
              Advertising signs                                     20%
              Communication equipments                              20%

      f)    Preoperating expenses -

            Preoperating expenses represent various costs incurred during the period from the formation of the company until operation date. Preoperating expenses are amortized using the straight-line method with percentage between 6.67 - 20 % annually.

      g)    End of service benefits --

            Benefits payable to the employees of the Company's at the end of their services are provided for in accordance with the guidelines set by the Saudi Arabian Labor Law.

      h)    Revenue recognition --

            Revenue is recognized when freight policies are signed upon satisfactory completion of contract services to customers. Other income is recorded when earned.

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      i)    Expenses --

            Selling and distribution expenses comprise of the costs of selling and distributing the products of the Company. Other expenses are classified as General and administrative expenses, which include all direct and indirect expenses that are not related to the cost of sales in accordance to the generally accepted accounting principles. Expenses are allocated to general and administrative expenses and cost of sales, if any, using fixed basis.

      j)    Zakat -

            Under the Zakat regulations of the Kingdom of Saudi Arabia, Zakat is the obligation of the Company. Estimated Zakat is provided for in the accompanying financial statements and charged to the statement of income.

      k)    Translation of foreign currencies --

            The accompanying financial statements are denominated in U.S Dollars. Appropriate exchange rates have been used to translate transactions or balances denominated in foreign currencies. There were no material exchange gains or losses incurred during the year.

3.    ADJUSTMENTS RELATED TO THE PERIOD

      The company management has prepared all the adjustments needed to present fairly, the financial position and the results of its operations, but the results of its operations for the period ended September 30, 2005 does not give an accurate measuring for actual result related to the period operation's.

4.    SIGNIFICANT EVENTS AFFECTING THE ACCOMPANYING INTERIM FINANCIAL STATEMENTS

      a)    Capital injection -

            The paid up capital as of September 30, 2005 shows an increase of U.S Dollars 10,453,334 as compared to December 31, 2004. The amount was transferred Partners' current account balances to capital account, accordingly all legal approval under process.